Exhibit 99.1

Merchants Bancshares, Inc. Announces Dividend Declaration and

Earnings Release Calendar

SOUTH BURLINGTON, VT—Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, announced that its Board of Directors declared today, April 19, 2012, a dividend of 28 cents per share, payable May 17, 2012, to shareholders of record as of May 3, 2012. This quarter represents our 62nd consecutive quarterly dividend payment and our 26th consecutive quarter at the current payout level.

Merchants plans to release earnings on or about April 23, 2012. Michael R. Tuttle, Merchants’ President and Chief Executive Officer, Janet P. Spitler, Merchants’ Chief Financial Officer and Geoffrey R. Hesslink, Executive Vice President and Senior Lender of Merchants will host a conference call to discuss these earnings results at 10:00 a.m. Eastern Time on Wednesday, April  25, 2012. Interested parties may participate in the conference call by dialing U.S. number (800) 230-1059; the title of the call is Merchants Bancshares, Inc. Earnings Call. Participants are asked to call a few minutes prior to register. A replay will be available until noon on Wednesday, May 2, 2012. The U.S. replay dial-in telephone number is (800) 475-6701. The international replay telephone number is (320) 365-3844. The replay access code for both replay telephone numbers is 222041.

Merchants Bank was established in 1849 in Burlington, Vermont.  Its continuing mission is to provide Vermonters with a statewide community bank that combines a strong technology platform with a genuine appreciation for local markets. Merchants Bank delivers this commitment through a branch-based system that includes: 33 community bank offices and 41 ATMs throughout Vermont; local branch presidents and personal bankers dedicated to high-quality customer service; free online banking, phone banking, and electronic bill payment services; high-value depositing programs that feature Cash Rewards Checking, Rewards Checking for Business, business cash management, money market accounts, health savings accounts, certificates of deposit, Flexible CD, IRAs, and overdraft assurance; feature-rich loan programs including mortgages, home equity credit, vehicle loans, personal and small business loans and lines of credit; and merchant card processing.  Merchants Bank offers a strong set of commercial and government banking solutions, delivered by experienced banking officers in markets throughout the state; these teams provide customized financing for medium-to-large companies, non-profits, cities, towns, and school districts.  Merchants Trust Company, a division of Merchants Bank, provides investment management, financial planning and trustee services. Please visit www.mbvt.com for access to Merchants Bank information, programs, and services.  Merchants’ stock is traded on the NASDAQ National Market system under the symbol MBVT.  Member FDIC.  Equal Housing Lender.

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements, which are based on certain assumptions and describe Merchants’ future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. Merchants’ actual results could differ materially from those projected in the forward-looking statements as a result of, among others, general, national, regional or local economic conditions which are less favorable than anticipated, including continued global recession, impacting the performance of Merchants’ investment portfolio, quality of credits or the overall demand for services; changes in loan default and charge-off rates which could affect the allowance for credit losses; declines in the equity and financial markets; reductions in deposit levels which could necessitate increased and/or higher cost borrowing to fund loans and investments; declines in mortgage loan refinancing, equity loan and line of credit activity which could reduce net interest and non-interest income; changes in the domestic interest rate environment and inflation; changes in the carrying value of investment securities and other assets; misalignment of Merchants’ interest-bearing assets and liabilities; increases in loan repayment rates affecting interest income and the value of mortgage servicing rights; changing business, banking, or regulatory conditions or policies, or new legislation affecting the financial services industry, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, that could lead to changes in the competitive balance among financial institutions, restrictions on bank activities, changes in costs (including deposit insurance premiums), increased regulatory scrutiny, declines in consumer confidence in depository institutions, or changes in the secondary market for bank loan and other products; and changes in accounting rules, federal and state laws, IRS regulations, and other regulations and policies governing financial holding companies and their subsidiaries which may impact Merchants’ ability to take appropriate action to protect Merchants’ financial interests in certain loan situations.

You should not place undue reliance on Merchants’ forward-looking statements, and are cautioned that forward-looking statements are inherently uncertain. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties, which are included in more detail in Merchants’ Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission.  Merchants does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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